SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 8 – SUBSEQUENT EVENTS

Subsequent to December 31, 2025, the Company issued an aggregate of 83,559,250 shares of its common stock upon conversion of 3,342,370 shares of Class A preferred stock. Additionally, the Company issued 63,714,116 shares of its common stock for a total purchase price of $39,586.15.

Subsequent to December 31, 2025, the Company received conversion notices from holders of convertible promissory notes. In connection with these notices, an aggregate of $57,016.85 of principal and accrued interest was converted into 99,960,088 shares of the Company’s common stock in accordance with the terms of the notes.

On February 18, 2026, the Company issued a promissory note to 1800 Diagonal Lending LLC in the principal amount of $94,300, which included $12,300 of original issue discount, for cash proceeds of $82,000. The note matures on November 15, 2026 and provides for four scheduled payments beginning August 15, 2026 totaling $106,559.

On March 9, 2026, the Company issued a convertible promissory note to 1800 Diagonal Lending LLC in the principal amount of $151,800, which included $19,800 of original issue discount, for cash proceeds of $132,000. The note matures on January 15, 2027 and provides for scheduled payments totaling $170,016 beginning September 15, 2026. Upon an event of default, the note may be converted into shares of the Company’s common stock at a discount to market as defined in the agreement.

During March 2026, the Company entered into a short-term bridge financing agreement with Greg Lambrecht pursuant to which the Company received $125,000. The loan requires repayment of $162,500 if repaid on or before March 31, 2026, or $175,000 if repaid on or before April 30, 2026.

On March 12, 2026, the Company entered into a Purchase and Sale Agreement (the “PSA”) with Jefferson Enterprise Energy, LLC, a Texas limited liability company, to acquire certain real property, improvements, equipment, permits, warranties and related documents located in Angelina County, Texas (the “Property”). The total purchase price is $11,168,864, consisting of $7,000,000 in cash at closing and the assumption of a mechanic's and materialman’s lien recorded as Instrument No. 2025-00458298 in the Official Public Records of Angelina County, Texas (the “Sim Agro Lien”). The Company deposited $250,000 in nonrefundable earnest money. The Property is being acquired on an “as-is, where-is” basis. The Company agreed to indemnify, defend, and hold the seller harmless from and against any and all losses, costs, damages, claims, demands, actions, and liabilities arising from or relating to the Sim Agro Lien, which obligation survives the closing. Closing is scheduled for April 15, 2026, subject to customary closing conditions. The transaction has not yet closed as of the date of this report. The Company is in talks to finalize a deal with Sim Agro to run operations of the facility. In November 2025, the Company signed a non-binding LOI with Sim Agro Inc. ("Sim Agro"), a privately held power plant operations and energy infrastructure company with international experience in high-efficiency generation projects, including operations across India, Europe, South Korea, the Middle East, and the United States. Negotiations remain ongoing as of the date of this report, and no definitive agreement has been executed. There can be no assurance that the parties will reach a definitive agreement or that such transaction will be consummated.